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                                                                  EXHIBIT 10(c)

                             STOCK OPTION AGREEMENT
        (Incentive Stock Options - Vesting After One Year of Employment)


         THIS AGREEMENT (this "Agreement") is made to be effective as of [date], by and between Rurban Financial Corp., an Ohio corporation (the "COMPANY"), and [name] (the "OPTIONEE").

                                   WITNESSETH:

         WHEREAS, the Board of Directors and the shareholders of the COMPANY have adopted the Rurban Financial Corp. Stock Option Plan effective March 12, 1997 (the "PLAN"); and

         WHEREAS, pursuant to the provisions of the PLAN, the Compensation Committee (the "COMMITTEE") administers the PLAN and the COMMITTEE has determined that an option to acquire common shares, no par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

         (l) Grant of OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase [number] COMMON SHARES of the COMPANY. The OPTION is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         (2) Terms and Conditions of the OPTION.

                  (A) OPTION Price. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be [price] per share, being the closing price of the Common Shares on [date], subject to adjustment as provided in Section 3.

                  (B) Exercise of the OPTION. The OPTION may not be exercised until the OPTIONEE shall have completed twelve months of continuous employment with the COMPANY and/or its subsidiaries immediately following the date hereof. Thereafter, the OPTION becomes fully vested and may be exercised at anytime.

                  Subject to the other provisions of this Agreement, if the OPTION becomes exercisable as to certain COMMON SHARES, it shall remain exercisable as to those COMMON SHARES until the date of expiration of the OPTION term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this Agreement), accelerate the schedule of the time or times when the OPTION may be exercised.

                  The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY nor limit in any way the right of the COMPANY to terminate the employment of the OPTIONEE at any time in accordance with law or the COMPANY's governing corporate documents.

                  (C) OPTION Term. The OPTION shall in no event be exercisable after the expiration of ten (10) years from the date of the Agreement.

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                  (D) Method of Exercise. The OPTION may be exercised by giving written notice of exercise to the COMMITTEE in care of the Secretary of the COMPANY stating the number of COMMON SHARES subject to the OPTION in respect of which it is being exercised. Payment for all such COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order). If permitted by the COMMITTEE, payment for such COMMON SHARES may be made (I) by delivery of COMMON SHARES of the COMPANY already owned by the OPTIONEE and having a Fair Market Value (as that term is defined in the PLAN) on the date of delivery equal to the OPTION PRICE, or (ii) by delivery of a combination of cash and already owned COMMON SHARES. After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such action as is necessary to deliver appropriate share certificates evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

                  (E) Satisfaction of Taxes and Tax Withholding Requirements. The COMMITTEE shall determine the appropriate arrangements for the satisfaction by the COMPANY and the OPTIONEE of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the OPTION or the later disposition of the COMMON SHARES or other property thereby acquired.

         (3) Adjustments and Changes in the COMMON SHARES.

                  (A) In the event that the outstanding COMMON SHARES of the COMPANY shall be changed into or exchanged for a different kind of shares or other securities of the COMPANY or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such COMMON SHARES shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding options granted pursuant to the PLAN, there shall be substituted for or added to each COMMON SHARE of the COMPANY subject to the OPTION, the number and kind of shares or other securities into which each outstanding COMMON SHARE of the COMPANY shall be changed, or for which each such COMMON SHARE shall be exchanged, or to which the holder of each such COMMON SHARE shall be entitled, as the case may be. The OPTION shall also be appropriately amended as to the OPTION PRICE and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the COMPANY, or of any shares or other securities into which such shares shall have been changed, or for which they shall have been exchanged, then if the COMMITTEE shall, in its sole discretion, determine that such change equitably requires an adjustment in the OPTION, such adjustment shall be made by the COMMITTEE in accordance with such determination. Fractional shares resulting from any adjustment in the OPTION pursuant to this Section 3(A) shall be rounded down to the nearest whole number of shares.

                  (B) Notwithstanding the foregoing, any and all adjustments in connection with the OPTION shall comply in all respects with Section 422 of the CODE, and the regulations promulgated thereunder.

                  (C) Notice of any adjustment pursuant to this Section 3 shall be given by the COMPANY to the OPTIONEE.

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         (4) Acceleration of OPTIONS.

                  (A) Notwithstanding anything in this Agreement to the contrary, upon the earlier of (i) the OPTIONEE's 65th birth date, (ii) the occurrence of an Applicable Event (as defined in the PLAN), (iii) the death of the OPTIONEE or (iv) total disability, all OPTIONS granted to the OPTIONEE shall be fully exercisable in accordance with terms of the PLAN. For purposes of this paragraph, an OPTIONEE is totally disabled if he is receiving disability benefits under the Social Security Act as the result of a total and permanent disability, or is determined to be totally disabled under any long-term disability plan sponsored by the COMPANY.

                  (B) The grant of this OPTION shall not affect in any way the right of the COMPANY to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         (5) Non-Assignability of OPTION. The OPTION shall not be assignable or otherwise transferable by the OPTIONEE except by will or by the laws of descent and distribution. The OPTION may not be exercised during the lifetime of the OPTIONEE except by him, his guardian or legal representative.

         (6) Effect of Termination of Employment or Death.

                  (A) If an OPTIONEE's status as an employee of the COMPANY terminates for any reason, other than death, retirement or disability, before the date of expiration of OPTIONS held by such OPTIONEE, such OPTIONS shall become null and void on the date of such termination.

                  (B) If an OPTIONEE's employment with the COMPANY terminates due to retirement or death, such OPTIONS shall terminate on the earlier of (I) the date of the expiration of the OPTIONS or (ii) three months following such termination of employment.

                  (C) If an OPTIONEE's status as employee of the COMPANY terminates due to disability, as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, such OPTIONS shall terminate on the earlier of
(I) the date of the expiration of the OPTIONS or (ii) one year following such termination of employment.

         (7) Restrictions on Transfers of COMMON SHARES.

                  (A) Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of COMMON SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such COMMON SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the COMMON SHARES in compliance with applicable law.

                  (B) COMMON SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

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         (8) Rights of OPTIONEE. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to him evidencing such COMMON SHARES.

         (9) PLAN as Controlling. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this Agreement shall be deemed incorporated herein by reference. Capitalized terms used in this Agreement which are not defined herein shall have the meanings provided for such terms in the PLAN. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

         (10) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         (11) Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

         (12) Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

         (13) Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         (14) Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

         (15) Entire Agreement. This Agreement and the PLAN constitute the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

         (16) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


                                           COMPANY:

                                           RURBAN FINANCIAL CORP.


                                           By:
                                               ----------------------------
                                           Its:
                                                ---------------------------


                                           OPTIONEE:


                                           --------------------------------
                                           Signature of Optionee

                                           --------------------------------
                                           Street Address

                                           --------------------------------
                                           City         State      Zip Code

                                           --------------------------------
                                           Telephone Number

                                           --------------------------------
                                           Social Security Number


ATTEST:
        -------------------

The Optionee acknowledges receipt of a copy of the Plan, and represents that he is familiar with the terms and provisions thereof. The Optionee hereby accepts the Options granted herein subject to all terms and provisions of the Plan. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors and, where applicable, the Plan Administrative Committee, upon any questions arising under the Plan. As a condition to the issuance of shares of Common Stock of the Company under these Options, the Optionee agrees to remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under Federal, State, or Local law as a result of the exercise of these Options.

Dated:                          , 20     .
       -------------------------     ----

                                Optionee
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